EXHIBIT 10.4

                                 THIRD AMENDMENT

         THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 1, 1998, among NEFF CORP. (the "Company"), NEFF RENTAL, INC. ("Neff Rental"), NEFF MACHINERY, INC. ("Neff Machinery", and together with the Company and Neff Rental, the "Borrowers", and each a "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders and the Agent are party to a Credit Agreement, dated as of May 1, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

         NOW, THEREFORE, it is agreed:

         1. The parenthetical appearing in Section 3.03(c) the Credit Agreement is hereby amended by deleting the text "(other than pursuant to clause (viii)(v) thereof)" appearing in said parenthetical.

         2. Section 4.02 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

         "(d) In addition to any other mandatory repayments pursuant to this
    Section 4.02, on each date on or after December 1, 1998 upon which the Company or any of its Subsidiaries receives any cash proceeds from the issuance by the Company or any of its Subsidiaries of any Senior Subordinated Notes pursuant to Section 9.04(viii), an amount equal to 100% of the Net Debt Proceeds of the respective issuance of Senior Subordinated Notes shall be applied on such date as a mandatory repayment of principal of then outstanding Loans."

         3. Section 9.04(viii) of the Credit Agreement is hereby amended by deleting sub-clause (v) appearing therein in its entirety and inserting the following new sub-clause (v) in lieu thereof:

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         "(v) the Net Debt Proceeds from the issuance of any subsequent Senior
    Subordinated Notes are applied to repay principal of then outstanding Loans pursuant to Section 4.02(d)".

         4. In order to induce the Lenders to enter into this Agreement, each Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

         5. This Amendment shall become effective on the date (the "Amendment Effective Date") when each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

         6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Agent.

         8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      ***

                                      -2-

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                              NEFF CORP.

                              By
                                ------------------------------------------------
                                Title:


                              NEFF RENTAL, INC.

                              By
                                ------------------------------------------------
                                Title:


                              NEFF MACHINERY, INC.

                              By
                                ------------------------------------------------
                                Title:


                              BANKERS TRUST COMPANY, Individually
                                and as Agent

                              By
                                ------------------------------------------------
                                Title:


                              DEUTSCHE FINANCIAL SERVICES

                              By
                                ------------------------------------------------
                                Title:

                              TRANSAMERICA BUSINESS CREDIT CORPORATION

                              By
                                ------------------------------------------------
                                Title:


                              LASALLE BUSINESS CREDIT, INC.

                              By
                                ------------------------------------------------
                                Title:


                              CIT GROUP/BUSINESS CREDIT, INC.

                              By
                                ------------------------------------------------
                                Title:


                              IBJ SCHRODER BUSINESS CREDIT CORPORATION

                              By
                                ------------------------------------------------
                                Title:


                              NATIONAL BANK OF CANADA

                              By
                                ------------------------------------------------
                                Title:

                              SUMMIT BANK

                              By
                                ------------------------------------------------
                                Title:

                              FIRST UNION NATIONAL BANK

                              By
                                ------------------------------------------------
                                Title:


                              UNION BANK OF CALIFORNIA N.A.

                              By
                                ------------------------------------------------
                                Title:


                              BANK ATLANTIC

                              By
                                ------------------------------------------------
                                Title:


                              BNY FINANCIAL CORPORATION

                              By
                                ------------------------------------------------
                                Title:


                              BNY FINANCIAL CORPORATION

                              By
                                ------------------------------------------------
                                Title:


                              FLEET NATIONAL BANK

                              By
                                ------------------------------------------------
                                Title:

                              BANKBOSTON, N.A.

                              By
                                ------------------------------------------------
                                Title: